UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2023

PONO CAPITAL CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo Street, Honolulu, Hawaii 96813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 892-6611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, and three-quarters of one Redeemable Warrant.	PONOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.000001 par value per share	PONO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PONOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 23, 2023 (the “Effective Date”), Pono Capital Corp., a Delaware corporation (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., (“YA”). The Company and its successors will be able to sell up to one hundred million dollars in aggregate gross purchase price of the Company’s shares of Class A common stock, par value $0.000001 per share (the “Common Shares”) at the Company’s request any time during the 36 months following the date of the SEPA’s entrance into force. The shares would be purchased at 96% or 97% (depending on the type of notice) of the Market Price (as defined below) and would be subject to certain limitations, including that YA could not purchase any shares that would result in it owning more than 4.99% of the Company’s common stock. “Market Price” shall mean the lowest daily VWAP of the Common Shares during the three consecutive trading days commencing on the advance notice date, other than the daily VWAP on any excluded days. “VWAP” means, for any trading day, the daily volume weighted average price of the Common Shares for such trading day on the principal market during regular trading hours as reported by Bloomberg L.P.

Pursuant to the SEPA, the Company is required to register all shares which YA may acquire. The Company agreed to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement (as defined in the SEPA) registering all of the shares of common stock that are to be offered and sold to YA pursuant to the SEPA. The Company is required to have a Registration Statement declared effective by the SEC before it can raise any funds using the SEPA. The Company may not issue more than 19.99% of its shares issued and outstanding as of the Effective Date without first receiving shareholder approval for such issuances, unless such additional shares may be issued consistent with the rules and regulations of the Nasdaq Stock Market.

Pursuant to the SEPA, the use of proceeds from the sale of the shares by the Company to YA shall be used by the Company in the manner as will be set forth in the prospectus included in the Registration Statement (and any post-effective amendment thereto) and any prospectus supplement thereto filed pursuant to the SEPA.

There are no other restrictions on future financing transactions. The SEPA does not contain any right of first refusal, participation rights, penalties or liquidated damages. The Company has paid YA Global II SPV, LLC, a subsidiary of YA, a structuring fee in the amount of $15,000, and, on the Effective Date, the Company agreed to issue to YA shares with aggregate value equal to one million dollars, as a commitment fee.

YA has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our common stock during any time prior to the public disclosure of the SEPA.

Unless earlier terminated as provided under the SEPA, the SEPA shall terminate automatically on the earliest of (i) the first day of the month next following the 36-month anniversary of the Effective Date or (ii) the date on which the YA shall have made payment of Advances (as defined in the SEPA) pursuant to the SEPA for the Common Shares equal to the Commitment Amount (as defined in the SEPA).

The foregoing is a summary description of certain terms of the SEPA. For a full description of all terms, please refer to the copy of the SEPA that is filed herewith as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the SEPA.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. In the SEPA, YA represented that, among other things, it is an institutional “accredited investor” as defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to YA in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 with a proxy statement containing information about the proposed transaction and the respective businesses of AERWINS’ and the Company. The Company has mailed a final prospectus and definitive proxy statement and other relevant documents to Company stockholders. Company stockholders are urged to read the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents contain important information about the Company, AERWINS, and the proposed transaction. The final prospectus and definitive proxy statement was mailed to stockholders of the Company as of a record date of January 5, 2023 for voting on the proposed transaction. Stockholders of the Company will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and the Company’s other filings with the SEC can also be obtained, without charge, by directing a request to: info@Ponospac.com. The information contained in, or that can be accessed through, AERWINS’ website is not incorporated by reference in, and is not part of, this press release.

No Offer or Solicitation

This Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

AERWINS and the Company and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of the Company in the Company’s final prospectus and definitive proxy statement, which was declared effective the SEC on January 13, 2023 and Form 10-K which was filed with the SEC on March 25, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination is included in the final prospectus and definitive proxy statement that the Company has filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Standby Equity Purchase Agreement, dated January 23, 2023, by and between Registrant and YA II PN, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL CORP

By:	/s/ Dustin Shindo
Name:	Dustin Shindo
Title:	Chief Executive Officer

Date: January 23, 2023